                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 Consolidated Statements of Financial Condition


(In thousands, except share data)                                  March 31, 2007          December 31, 2006*
                                                                   --------------          ------------------
                                                                    (Unaudited)
                 Assets

Cash and due from banks, noninterest-bearing                       $     16,362            $     12,825
Interest-bearing deposits in other banks                                  1,404                   4,190
                                                                   --------------          ------------------
      Total cash and cash equivalents                                    17,766                  17,015

Securities:
   Available for sale (amortized cost of $42,951 in March 2007
     and $44,079 in December 2006)                                       42,402                  43,351
   Held to maturity (estimated market value of $1,623 in
     March 2007 and $1,681 in December 2006)                              1,671                   1,738
FHLB stock                                                                6,681                   6,715
Loans held for sale                                                       5,676                   4,442

Loans                                                                   764,579                 761,398
   Less allowance for loan losses                                         8,085                   7,786
                                                                   --------------          ------------------
      Net loans                                                         756,494                 753,612

Other real estate owned                                                     574                     653
Accrued interest receivable                                               4,460                   4,467
Premises and equipment, net                                              11,790                  10,437
Goodwill                                                                  1,462                   1,462
Other assets                                                             16,249                  16,198
                                                                   --------------          ------------------
      Total assets                                                 $    865,225            $    860,090
                                                                   ==============          ==================

                Liabilities and Stockholders' Equity

Deposits                                                           $    665,139            $     661,892
Short-term borrowings                                                    26,345                   27,485
Escrow deposits                                                             618                      415
Accrued interest payable                                                    496                      480
Accrued expenses and other liabilities                                    4,430                    3,659
Long-term obligations                                                   108,658                  108,536
                                                                   --------------          ------------------
      Total liabilities                                                 805,686                  802,467
                                                                   --------------          ------------------
Stockholders' equity:
   Preferred stock, $1 par value: 3,000 shares authorized,
     no shares issued and outstanding                                         -                        -
   Common stock, $1 par value: 14,000 shares authorized,
     6,517 and 6,514 issued and outstanding                               6,517                    6,514
   Additional paid-in capital                                             2,935                    2,909
   Accumulated other comprehensive loss                                    (337)                    (447)
   Retained earnings                                                     50,424                   48,647
                                                                   --------------          ------------------
      Total stockholders' equity                                         59,539                   57,623
                                                                   --------------          ------------------
      Total liabilities and stockholders' equity                   $    865,225            $     860,090
                                                                   ==============          ==================
Book value per common share                                        $       9.14            $        8.85


*  Derived from audited consolidated financial statements.

                  COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      Consolidated Statements of Operations
                                  (Unaudited)

                                                                                Three Months Ended
                                                                                    March 31,
(In thousands, except share data)                                        2007                   2006
                                                                   --------------          --------------
Interest and dividend income:
   Loans                                                           $   14,798              $  11,649
   Securities                                                             509                    513
   Other                                                                   65                    100
   Dividends on FHLB stock                                                 94                     79
                                                                   --------------          --------------
      Total interest and dividend income                               15,466                 12,341
                                                                   --------------          --------------
Interest expense:
   Deposits                                                             6,766                  4,431
   Short-term borrowings                                                  244                    257
   Long-term obligations                                                1,271                  1,108
                                                                   --------------          --------------
      Total interest expense                                            8,281                  5,796
                                                                   --------------          --------------

Net interest income                                                     7,185                  6,545
Provision for loan losses                                                 300                    585
                                                                   --------------          --------------
      Net interest income after provision for loan losses               6,885                  5,960
                                                                   --------------          --------------
Noninterest income:
   Gain on sale of loans                                                  293                    340
   Service charges and fees on loans                                      110                    140
   Deposit-related fees                                                   498                    474
   Gain (loss) on disposal of premises and equipment                      275                     (1)
   Bank-owned life insurance earnings                                      92                     96
   Other income, net                                                       59                     58
                                                                   --------------          --------------
      Total noninterest income                                          1,327                  1,107
                                                                   --------------          --------------
Noninterest expense:
   Compensation and fringe benefits                                     3,105                  2,995
   Occupancy and equipment                                                960                    942
   Professional and examination fees                                      177                    168
   Advertising                                                            143                    133
   Other                                                                  527                    610
                                                                   --------------          --------------
      Total noninterest expenses                                        4,912                  4,848
                                                                   --------------          --------------

Income before income taxes                                              3,300                  2,219
Income tax expense                                                      1,197                    766
                                                                   --------------          --------------
      Net income                                                   $    2,103              $   1,453
                                                                   ==============          ==============
Net income per share:
   Basic                                                           $     0.32              $    0.22
   Diluted                                                         $     0.32              $    0.22

Weighted average common shares outstanding:
   Basic                                                                6,515                  6,465
   Diluted                                                              6,639                  6,593


AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.



                                                                               For the quarter ended
(Dollars in thousands)                                            March 31, 2007                    March 31, 2006
                                                       --------------------------------     ----------------------------------


                                                                                Average                                Average
                                                       Average                   Yield/     Average                     Yield/
                                                       Balance     Interest      Cost       Balance      Interest       Cost
                                                       -------     --------     -------     -------      --------      -------
ASSETS
Interest-earning assets:
  Interest-bearing deposits in other banks             $  4,860    $    65        5.35%     $  8,052     $   100         4.97%
  Securities:
    Available for sale                                   42,878        490        4.57%       42,795         491         4.59%
    Held to maturity                                      1,713         19        4.44%        2,001          22         4.40%
    FHLB stock                                            6,454         94        5.83%        5,843          79         5.41%
    All loans                                           765,090     14,798        7.74%      667,843      11,649         6.98%
                                                       --------    -------      -------     --------     -------        -------
     Total interest-earning assets                      820,995     15,466        7.54%      726,534      12,341         6.79%
                                                                   -------                               -------
Noninterest-earning assets                               33,265                               30,133
                                                       --------                             --------
Total assets                                           $854,260                             $756,667
                                                       ========                             ========

STOCKHOLDERS' EQUITY

Interest-bearing liabilities:
  Deposits                                              616,493      6,766        4.39%      529,901       4,431         3.34%
  Borrowed funds                                        128,902      1,515        4.70%      126,272       1,365         4.32%
                                                       --------    -------      -------     --------     -------        -------
     Total interest-bearing liabilities                 745,395     $8,281        4.44%      656,173      $5,796         3.53%
                                                                   -------                               -------
Noninterest-bearing liabilities                          49,705                               50,556
                                                       --------                             --------
     Total liabilities                                  795,100                              706,729
     Stockholders' equity                                59,160                               49,938
                                                       --------                             --------
Total liabilities and stockholders' equity             $854,260                             $756,667
                                                       ========                             ========
Net interest income                                                 $7,185                                $6,545
                                                                    ======                                ======

Interest rate spread                                                              3.09%                                  3.26%
                                                                                =======                                 ======

Net yield on interest-earning assets                                              3.50%                                  3.60%
                                                                                =======                                 ======

Percentage of average interest-earning assets to
   average interest-bearing liabilities                                          110.1%                                 110.7%
                                                                                =======                                 ======
